Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated May 1, 2012 (as revised or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.LazardNet.com/lam/us/ lazardfunds.shtml. You can also get this information at no cost by calling (800) 823-6300 or by sending an e-mail request to ContactUs@LazardNet.com.

	Institutional Shares	Open Shares
Lazard U.S. Municipal Portfolio	UMNIX	UMNOX

Investment Objective

The Portfolio seeks current income exempt from regular federal income taxes, consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”).

	Institutional Shares	Open Shares

Shareholder Transaction Fees (fees paid directly from your investment)
Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.25%	.25%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	2.84%	17.99%

Total Annual Portfolio Operating Expenses	3.09%	18.49%

Fee Waiver and Expense Reimbursement*	2.69%	17.79%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement*	.40%	.70%

*

Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2013, to the extent Total Annual Portfolio Operating Expenses exceed .40% and .70% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$41	$ 700	$1,384	$3,212

Open Shares	$72	$3,426	$5,936	$9,785

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in U.S. municipal securities, the interest on which is, in the opinion of the issuer’s counsel at the time of issuance, exempt from regular federal income tax. At times, a portion of the Portfolio’s assets exempt from regular income tax may be invested in securities subject to the alternative minimum tax (the “AMT”).

The Portfolio invests primarily in securities that are rated investment grade by one or more nationally recognized statistical rating organizations, or, if unrated, determined by the Investment Manager to be of comparable quality.

Although the Portfolio may invest in fixed-income securities without regard to their maturity or duration, the Portfolio’s average weighted effective duration is expected to range between two and seven years.

The Portfolio also may invest in other securities that are not municipal securities. The Portfolio’s investments may include any type of debt instrument, including, for example, zero-coupon securities as well as floating- and variable-rate securities.

Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration and coupon or other features.

Principal Investment Risks

While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or effective durations. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

A primary risk of municipal securities, like other fixed-income securities, is credit risk, which is the risk that the issuer will not make timely interest or principal payments. Payment by the issuer may depend on a relatively limited source of revenue, resulting in greater credit risk.

The values of municipal securities can fluctuate and may be affected by adverse tax law, legislative or political changes, and by financial or other developments affecting municipal issuers and the municipal securities market generally. If there is a decline, or perceived decline, in the credit quality of a municipal security (or institutions providing credit and liquidity enhancements), the security’s value could fall, potentially lowering the Portfolio’s share price.

Some municipal securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Future changes in the activity of an issuer may adversely affect the tax-exempt status of municipal securities. If a municipal security fails to meet certain regulatory requirements to maintain its exempt tax status, the interest received by the Portfolio from its investment in such security, and the related distributions to Portfolio shareholders, will be taxable.

The size of certain municipal securities offerings may be relatively smaller in size than other debt offerings and, in some cases, the Portfolio, by itself or together with other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

The lack of a readily available market or restrictions on resale may limit the ability of the Portfolio to sell a security at the time and price it would like.

Performance Bar Chart and Table

Because the Portfolio did not have a full calendar year of performance as of the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

2Summary Prospectus

Portfolio Manager/Analysts

John R. Senesac, Jr., portfolio manager/analyst on the Investment Manager’s U.S. Fixed Income teams, has been with the Portfolio since inception.

George Grimbilas, portfolio manager/analyst on the Investment Manager’s U.S. Fixed Income teams, has been with the Portfolio since inception.

Eulogio (Joe) Ramos, portfolio manager/analyst on the Investment Manager’s U.S. Fixed Income teams, has been with the Portfolio since inception.

David R. Cleary, portfolio manager/analyst on various of the Investment Manager’s portfolio management teams and responsible for the oversight of the U.S. Fixed Income teams, has been with the Portfolio since inception.

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares	$100,000

Open Shares	$ 2,500

IRA Rollover/Transfer (Open Shares only)	$ 2,500

The subsequent investment minimum is $50.

Portfolio shares are redeemable through the Fund’s transfer agent, Boston Financial Data Services, Inc., on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

It is anticipated that virtually all dividends paid to you will be exempt from federal income tax. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains. Although the Portfolio seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the AMT.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus3

Wherever there’s opportunity, there’s Lazard.SM

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2012 The Lazard Funds, Inc. and Lazard Asset Management Securities LLC

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